Exhibit 99.6

                              ABS New Transaction

                            Computational Materials
                            -----------------------


                                $2,388,000,000
                                 (Approximate)

                                  CWABS, Inc.
                                   Depositor

                          ASSET-BACKED CERTIFICATES,
                                 SERIES 2005-3




                               [OBJECT OMITTED]
                                  HOME LOANS
                          Seller and Master Servicer


[LOGO OMITTED] Countrywide(R)
-----------------------------
SECURITIES CORPORATION                                                                 Computational Materials For
A Countrywide Capital Markets Company                         Countrywide Asset-Backed Certificates, Series 2005-3
------------------------------------------------------------------------------------------------------------------

The attached tables and other sample pool analyses, together with all other information presented herein (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Countrywide Securities Corporation ("Countrywide Securities") and not by the issuer of the securities or any of its affiliates (other than Countrywide Securities). The issuer of these securities has not prepared or taken part in the preparation of these materials. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information regarding the assets herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Without limiting the foregoing, the collateral information set forth in these Computational Materials, including without limitation the collateral tables which follow, is based only on a sample pool of Mortgage Loans expected to be included in the Trust along with other Mortgage Loans on the Closing Date. In addition, certain Mortgage Loans contained in this sample pool may be deleted from the pool of Mortgage Loans delivered to the Trust on the Closing Date. This sample pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although Countrywide Securities believes the information with respect to the sample pool will be representative of the final pool of Mortgage Loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the sample pool.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting your Countrywide Securities account representative.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO OMITTED] Countrywide(R)
-----------------------------
SECURITIES CORPORATION                                                                                Computational Materials For
A Countrywide Capital Markets Company                                        Countrywide Asset-Backed Certificates, Series 2005-3
---------------------------------------------------------------------------------------------------------------------------------
Preliminary Term Sheet                                                                                     Date: March [21], 2004
                                                   $2,388,000,000 (Approximate)
                                          CWABS Asset-Backed Certificates, Series 2005-3
---------------------------------------------------------------------------------------------------------------------------------

                                                                 Expected       Last Scheduled
               Principal          WAL          Payment Window        Ratings        Distribution            Certificate
  Class (1)    Amount(2)      Call/Mat(3)    (Mos) Call/Mat(3)   (S&P/Moody's)(4)       Date                    Type
  -----        ------         --------        --------------      -------------    --------------               ----
AF-1A(5)    $109,487,000      1.00 / 1.00      1 - 23 / 1 - 23       AAA/Aaa          Jul 2023    Floating Rate Senior Sequential
AF-1B(5)    $109,486,000      1.00 / 1.00      1 - 23 / 1 - 23       AAA/Aaa          Jul 2023     Fixed Rate Senior Sequential
AF-2(5)      $29,200,000      2.00 / 2.00     23 - 26 / 23 - 26      AAA/Aaa          Dec 2024     Fixed Rate Senior Sequential
AF-3(5)     $146,573,000      3.00 / 3.00     26 - 52 / 26 - 52      AAA/Aaa          Aug 2031     Fixed Rate Senior Sequential
AF-4(5)      $42,063,000      5.00 / 5.00     52 - 70 / 52 - 70      AAA/Aaa          Mar 2033     Fixed Rate Senior Sequential
AF-55)       $78,291,000     6.70 / 10.79     70 - 82 / 70 - 252     AAA/Aaa          Aug 2035     Fixed Rate Senior Sequential
AF-6(5)      $68,000,000      6.01 / 6.82     37 - 82 / 37 - 250     AAA/Aaa          Jun 2035       Fixed Rate Senior Lockout
MF-1(5)      $19,380,000      5.67 / 7.24     40 - 82 / 40 - 205    [AA+/Aa1]         Jun 2035         Fixed Rate Mezzanine
MF-2(5)      $17,000,000      5.67 / 7.22     40 - 82 / 40 - 197    [AA/Aa2]          Jun 2035         Fixed Rate Mezzanine
MF-3(5)      $10,540,000      5.67 / 7.19     40 - 82 / 40 - 187    [AA-/Aa3]         May 2035         Fixed Rate Mezzanine
MF-4(5)       $9,180,000      5.67 / 7.16     40 - 82 / 40 - 180     [A+/A1]          Apr 2035         Fixed Rate Mezzanine
MF-5(5)       $8,500,000      5.67 / 7.12     40 - 82 / 40 - 174      [A/A2]          Mar 2035         Fixed Rate Mezzanine
MF-6(5)       $8,500,000      5.67 / 7.07     40 - 82 / 40 - 166     [A-/A3]          Mar 2035         Fixed Rate Mezzanine
MF-7(5)       $6,800,000      5.67 / 7.00     40 - 82 / 40 - 157   [BBB+/Baa1]        Jan 2035         Fixed Rate Mezzanine
MF-8(5)       $6,800,000      5.67 / 6.90     40 - 82 / 40 - 147   [BBB/Baa2]         Nov 2034         Fixed Rate Mezzanine
BF(5)         $6,800,000      5.67 / 6.74     40 - 82 / 40 - 136   [BBB-/Baa3]        Sep 2034        Fixed Rate Subordinate
------------------------------------------------------------------------------------------------------------------------------
2-AV-1(6)   $527,520,000  Not Offered Herein  Not Offered Herein     AAA/Aaa     Not Offered Herein Floating Rate Super Senior
------------------------------------------------------------------------------------------------------------------------------
2-AV-2(6)   $131,880,000  Not Offered Herein  Not Offered Herein     AAA/Aaa     Not Offered Herein Floating Rate Senior Support
------------------------------------------------------------------------------------------------------------------------------
3-AV-1(7)   $368,546,000      0.93 / 0.93      1 - 20 / 1 - 20       AAA/Aaa          May 2027         Floating Rate Senior
3-AV-2(7)   $132,179,000      2.02 / 2.02     20 - 28 / 20 - 28      AAA/Aaa          Oct 2030         Floating Rate Senior
3-AV-3(7)   $141,837,000      3.16 / 3.16     28 - 61 / 28 - 61      AAA/Aaa          Sep 2034         Floating Rate Senior
3-AV-4(7)    $48,238,000      6.35 / 7.47     61 - 82 / 61 - 153     AAA/Aaa          Aug 2035         Floating Rate Senior
MV-1(8)      $92,880,000      4.31 / 4.52     41 - 82 / 41 - 132    [AA+/Aa1]         Aug 2035        Floating Rate Mezzanine
MV-2(8)      $82,560,000      4.17 / 4.36     39 - 82 / 39 - 124    [AA/Aa2]          Jul 2035        Floating Rate Mezzanine
MV-3(8)      $28,380,000      4.12 / 4.30     39 - 82 / 39 - 116    [AA-/Aa3]         Jul 2035        Floating Rate Mezzanine
MV-4(8)      $37,840,000      4.11 / 4.27     38 - 82 / 38 - 112     [A+/A1]          Jul 2035        Floating Rate Mezzanine
MV-5(8)      $29,240,000      4.08 / 4.22     38 - 82 / 38 - 106     [A/A2]           Jun 2035        Floating Rate Mezzanine
MV-6(8)      $21,500,000      4.08 / 4.20     38 - 82 / 38 - 101     [A-/A3]          May 2035        Floating Rate Mezzanine
MV-7(8)      $29,240,000      4.07 / 4.15     37 - 82 / 37 - 96    [BBB+/Baa1]        May 2035        Floating Rate Mezzanine
MV-8(8)      $16,340,000      4.05 / 4.08     37 - 82 / 37 - 88     [BBB/Baa2]        Apr 2035        Floating Rate Mezzanine
BV(8)        $23,220,000      4.01 / 4.01     37 - 82 / 37 - 82    [BBB-/Baa3]        Mar 2035       Floating Rate Subordinate
------------------------------------------------------------------------------------------------------------------------------
 Total:   $2,388,000,000
------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------

(1) The margins on the Class 2-AV-1, Class 2-AV-2, Class 3-AV-1, Class 3-AV-2, Class 3-AV-3 and Class 3-AV-4 Certificates double and the margins on the Floating Rate Subordinate Certificates are equal to 1.5x the related original margin after the Clean-up Call date. The fixed rate coupon on the Class AF-5 Certificates increases by 0.50% after the Clean-up Call date.

(2) The principal balance of each Class of Certificates is subject to a 10% variance.

(3)  See "Pricing Prepayment Speed" below.

(4) Rating Agency Contacts: [David Glehan, Standard & Poors, 212.438.7324; Rachel Peng, Moody's Ratings, (212) 553-3831].

(5) The Class AF-1A, Class AF-1B, Class AF-2, Class AF-3, Class AF-4, Class AF-5 and Class AF-6 Certificates (collectively, the "Class AF Certificates") and the Class MF-1, Class MF-2, Class MF-3, Class MF-4, Class MF-5, Class MF-6, Class MF-7, Class MF-8 and Class BF Certificates (collectively the "Fixed Rate Subordinate Certificates") are backed primarily by the cashflows from the Group 1 Mortgage Loans. Under certain conditions referred to under "Fixed Rate Certificates Priority of Distributions," cashflows from one loan group may be used to make certain payments to the Certificate(s) related to the other loan group(s).

(6) The Class 2-AV-1 and Class 2-AV-2 Certificates (collectively the "Class 2-AV Certificates") are backed primarily by the cashflows from the Group 2 Mortgage Loans. Under certain conditions referred to under "Floating Rate Certificates Priority of Distributions," cashflows from one loan group may be used to make certain payments to the Certificate(s) related to the other loan group(s).

(7) The Class 3-AV-1, Class 3-AV-2, Class 3-AV-3 and Class 3-AV-4 Certificates (collectively the "Class 3-AV Certificates") are backed primarily by the cashflows from the Group 3 Mortgage Loans. Under certain conditions referred to under "Floating Rate Certificates Priority of Distributions," cashflows from one loan group may be used to make certain payments to the Certificate(s) related to the other loan group(s).

(8) The Class MV-1, Class MV-2, Class MV-3, Class MV-4, Class MV-5, Class MV-6, Class MV-7, Class MV-8 and Class BV Certificates (collectively, the "Floating Rate Subordinate Certificates" and, together with the Fixed
     Rate Subordinate Certificates, the "Subordinate Certificates") are backed by the cashflows from the Group 2 and Group 3 Mortgage Loans.

-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO OMITTED] Countrywide(R)
-----------------------------
SECURITIES CORPORATION                                                                                Computational Materials For
A Countrywide Capital Markets Company                                        Countrywide Asset-Backed Certificates, Series 2005-3
---------------------------------------------------------------------------------------------------------------------------------

Trust:                        Asset-Backed Certificates, Series 2005-3.

Depositor:                    CWABS, Inc.

Seller:                       Countrywide Home Loans, Inc. ("Countrywide").

Master Servicer:              Countrywide Home Loans Servicing LP.

Underwriters:                 Countrywide Securities Corporation (Lead
                              Manager), Greenwich Capital Markets, Inc. (Co-
                              Manager) and Bear Stearns & Co. Inc.
                              (Co-Manager).

Trustee: The Bank of New York, a New York banking corporation.

Fixed Rate Certificates:      The "Fixed Rate Certificates" consist of the
                              Class AF Certificates (other than the Class
                              AF-1A Certificates) and the Fixed Rate
                              Subordinate Certificates.

Floating Rate Certificates:   The "Floating Rate Certificates" consist of the
                              Class AF-1A, Class 2-AV and Class 3-AV
                              Certificates and the Floating Rate Subordinate
                              Certificates.

Senior Certificates:          Together, the Class 2-AV Certificates and Class
                              3-AV Certificates (the "Class AV Certificates") and the Class AF Certificates are referred to herein as the "Senior Certificates."

Offered Certificates:         The Senior Certificates and the Subordinate
                              Certificates are together referred to herein as the "Offered Certificates" and are expected to be offered as described in the final prospectus supplement.

Non-Offered Certificates:     The "Non-Offered Certificates" consist of the
                              Class CF, Class PF, Class CV, Class PV and Class
                              A-R Certificates.

                              The Offered Certificates and Non-Offered
                              Certificates are together referred to herein as the "Certificates."

Federal Tax Status:           It is anticipated that the Certificates (other
                              than the Class A-R Certificates) will represent ownership of REMIC regular interests for tax purposes.

Registration:                 The Offered Certificates will be available in
                              book-entry form through DTC, Clearstream and the Euroclear System.

Statistical Pool
Calculation Date:             March [1], 2005.

Cut-off Date:                 As to any Mortgage Loan, the later of March 1,
                              2005 and the origination date of such Mortgage
                              Loan.

Expected Pricing Date:        March [22], 2005.

Expected Closing Date:        March [30], 2005.

Expected Settlement Date:     March [30], 2005.

Distribution Date:            The 25th day of each month (or, if not a
                              business day, the next succeeding business day), commencing in April 2005.

Accrued Interest:             The price to be paid by investors for the
                              Floating Rate Certificates will not include accrued interest (i.e., settling flat). The price to be paid by investors for the Fixed Rate
                              Certificates will include accrued interest from March 1, 2005 up to, but not including, the Settlement Date.


-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                      4

[LOGO OMITTED] Countrywide(R)
-----------------------------
SECURITIES CORPORATION                                                                                Computational Materials For
A Countrywide Capital Markets Company                                        Countrywide Asset-Backed Certificates, Series 2005-3
---------------------------------------------------------------------------------------------------------------------------------

Interest Accrual Period:      The "Interest Accrual Period" for each
                              Distribution Date with respect to the Floating
                              Rate Certificates will be the period beginning with the previous Distribution Date (or, in the case of the first Distribution Date, the Closing
                              Date) and ending on the day prior to such Distribution Date (on an actual/360 day basis).
                              The "Interest Accrual Period" for each
                              Distribution Date with respect to the Fixed Rate
                              Certificates will be the calendar month
                              preceding the month in which such Distribution
                              Date occurs (on a 30/360 day basis).


ERISA  Eligibility:           The Offered Certificates are expected to be
                              eligible for purchase by employee benefit plans and similar plans and arrangements that are subject to Title I of ERISA or Section 4975 of the Internal Revenue Code of 1986, as amended, subject to certain considerations.

SMMEA Eligibility:            The Senior Certificates, Class [MF-1, Class
                              MF-2, Class MF-3, Class MV-1, Class MV-2 and the
                              Class MV-3] Certificates will constitute
                              "mortgage related securities" for the purposes of SMMEA. The remaining Certificates will not constitute "mortgage related securities" for purposes of SMMEA

Optional Termination:         The "Clean-up Call" may be exercised once the
                              aggregate principal balance of the Mortgage
                              Loans is less than or equal to 10% of the original Pre-Funded Amount and the aggregate principal balance of the Closing Date Pool as of the Cut-off Date.

Pricing Prepayment Speed:     The Senior Certificates and the Subordinate
                              Certificates will be priced based on the following collateral prepayment assumptions:

                              -------------------------------------------------
                              Fixed Rate Mortgage Loans (Group 1)
                              ------------------------------------------------
                              100% PPC assumes 20% HEP (i.e., prepayments
                              start at 2.0% CPR in month one, and increase by 2.0% CPR each month to 20% CPR in month ten, and remain at 20% CPR thereafter).
                              ------------------------------------------------

                              ------------------------------------------------
                              Adjustable Rate 2/28 Mortgage Loans (Group 2 and Group 3)*
                              ------------------------------------------------
                              100% PPC, which assumes 6% CPR in month 1, an additional 1/11th of 26% CPR for each month thereafter, building to 32% CPR in month 12 and remaining constant at 32% CPR until month 24, increasing to and remaining constant at 60% CPR from month 25 until month 28, decreasing 1/12th of 28% CPR for each month thereafter, decreasing to 32% CPR in Month 40 and remaining constant at 32% CPR from month 41 and thereafter; provided, however, the prepayment rate will not exceed 85% CPR per annum in any period for any percentage of PPC.
                              ------------------------------------------------

                              ------------------------------------------------
                              Adjustable Rate 3/27 Mortgage Loans (Group 2 and Group 3)*
                              ------------------------------------------------

                              ------------------------------------------------
                              100% PPC, which assumes 6% CPR in month 1, an additional 1/11th of 26% CPR for each month thereafter, building to 32% CPR in month 12 and remaining constant at 32% CPR until month 36, increasing to and remaining constant at 60% CPR from month 37 until month 40, decreasing 1/12th of 28% CPR for each month thereafter, decreasing to 32% CPR in Month 52 and remaining constant at 32% CPR from month 53 and thereafter; provided, however, the prepayment rate will not exceed 85% CPR per annum in any period for any percentage of PPC.
                              ------------------------------------------------

                              * Any adjustable rate or hybrid mortgage loans with original months to reset terms (i) less than or equal to 30 months as of the Cut-off Date are treated as 2/28 mortgage loans and
                                 (ii) greater than 30 months as of the Cut-off Date are treated as 3/27 mortgage loans.

Mortgage Loans:               The collateral tables included in these
                              Computational Materials as Appendix A represent a statistical pool of Mortgage Loans with scheduled balances as of the Statistical Pool
                              Calculation Date (the "Statistical Pool"). It is expected that (a) additional mortgage loans will be included in the Trust on the Closing Date and
                              (b) certain Mortgage Loans may be prepaid or otherwise deleted from the pool of Mortgage
                              Loans delivered to the Trust on the Closing Date
                              (the "Closing Date Pool"). The characteristics of the Closing Date Pool will vary from the characteristics of the Statistical Pool described herein, although any such difference is not expected to be material. See the attached collateral descriptions for additional information.

-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO OMITTED] Countrywide(R)
-----------------------------
SECURITIES CORPORATION                                                                                Computational Materials For
A Countrywide Capital Markets Company                                        Countrywide Asset-Backed Certificates, Series 2005-3
---------------------------------------------------------------------------------------------------------------------------------

                              As of the Statistical Pool Calculation Date, the aggregate principal balance of the Mortgage Loans was approximately $1,761,696,176 (the "Mortgage Loans") of which: (i) approximately $331,797,252 were fixed rate Mortgage Loans made to borrowers with credit-blemished histories (the "Group 1 Mortgage Loans" or "Fixed Rate Mortgage Loans"), (ii) approximately $702,956,903 were adjustable rate conforming balance Mortgage Loans made to borrowers with credit-blemished histories (the "Group 2 Mortgage Loans"), and (iii) approximately $726,942,021 were adjustable rate non-conforming balance Mortgage Loans made to borrowers with credit-blemished histories (the "Group 3 Mortgage Loans" and, together with the Group 2 and Group 3 Mortgage Loans, the "Adjustable Rate Mortgage Loans").

Pre-Funded Amount:            A deposit of not more than $[597,000,000] (the
                              "Pre-Funded Amount") will be made to a
                              pre-funding account (the "Pre-Funding Account") on the Closing Date. From the Closing Date through May [16], 2005 (the "Funding Period"), the Pre-Funded Amount will be used to purchase subsequent mortgage loans (the "Subsequent
                              Mortgage Loans"), which will be included in the Trust to create a final pool of Mortgage Loans
                              (the "Final Pool"). The characteristics of the
                              Final Pool will vary from the characteristics of the Closing Date Pool, although any such difference is not expected to be material. It is expected that, after giving effect to the purchase of Subsequent Mortgage Loans during the Funding Period, the Final Pool of Mortgage Loans will be comprised of approximately
                              [$680,000,000] of Group 1 Mortgage Loans, approximately [$840,000,000] of Group 2 Mortgage
                              Loans and approximately [$880,000,000] of Group
                              3 Mortgage Loans. Any portion of the Pre-Funded
                              Amount remaining on the last day of the Funding
                              Period will be distributed as principal on the applicable Senior Certificates on the immediately following Distribution Date.

Pass-Through Rate:            The Pass-Through Rate for each class of Floating
                              Rate Certificates will be equal to the lesser of
                              (a) one-month LIBOR plus the margin for such class, and (b) the related Net Rate Cap.

                              The Pass-Through Rate on each class of Fixed
                              Rate Certificates will be equal to the lesser of
                              (a) the fixed rate for such class and (b) the related Net Rate Cap.

Adjusted Net
Mortgage Rate:                The "Adjusted Net Mortgage Rate" for each
                              Mortgage Loan is equal to the gross mortgage rate of the Mortgage Loan less the sum of (a) the servicing fee rate and (b) the trustee fee rate (such sum, the "Expense Fee Rate").

Net Rate Cap:                 The "Net Rate Cap" is generally equal to the
                              following (subject to certain exceptions described in the prospectus supplement):

                              ------------------------------------------------
                              Class
                              ------------------------------------------------
                              AF and Fixed   The weighted average Adjusted Net
                              Subordinate    Mortgage Rate of Rate the Group 1
                                             Mortgage Loans (adjusted, in the
                                             case of the Class AF-1A
                                             Certificates, to an effective rate
                                             reflecting  the accrual of
                                             interest on an  actual/360
                                             basis).
                              ------------------------------------------------
                              2-AV           The weighted average Adjusted Net
                                             Mortgage Rate of the Group 2
                                             Mortgage Loans (adjusted to an
                                             effective rate reflecting the
                                             accrual of interest on an actual/
                                             360 basis).
                              ------------------------------------------------
                              3-AV           The weighted average Adjusted Net
                                             Mortgage Rate of the Group 3
                                             Mortgage Loans (adjusted to an
                                             effective rate reflecting the
                                             accrual of interest on an actual/
                                             360 basis).
                              ------------------------------------------------
                              Floating Rate   The  weighted  average of the
                              Subordinate     Adjusted  Net Mortgage Rate of
                                              the Group 2 Mortgage Loans and
                                              Group 3 Mortgage Loans, weighted
                                              on the basis of the excess of
                                              the principal balance of the
                                              related Mortgage Loans plus the
                                              amounts in the Pre-Funding
                                              Account allocable to the Group 2
                                              Mortgage Loans and Group 3
                                              Mortgage Loans over the
                                              principal balance of the related
                                              Senior Certificates (adjusted to
                                              an effective rate reflecting the
                                              accrual of interest on an
                                              actual/360 basis).
                              ------------------------------------------------


-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO OMITTED] Countrywide(R)
-----------------------------
SECURITIES CORPORATION                                                                                Computational Materials For
A Countrywide Capital Markets Company                                        Countrywide Asset-Backed Certificates, Series 2005-3
---------------------------------------------------------------------------------------------------------------------------------

Net Rate Carryover:           For any class of Senior Certificates and
                              Subordinate Certificates and any Distribution
                              Date, the "Net Rate Carryover" will equal the sum of (a) the excess of (i) the amount of interest that would have accrued thereon if the applicable Pass-Through Rate had not been limited by the applicable Net Rate Cap over (ii) the amount of interest accrued based on the applicable Net Rate Cap, and (b) the aggregate of any unpaid Net Rate Carryover from previous
                              Distribution Dates together with accrued interest thereon at the related Pass-Through
                              Rate (without giving effect to the applicable
                              Net Rate Cap). Net Rate Carryover will be paid to the extent available from proceeds received on the applicable Corridor Contract and Excess
                              Cashflow remaining from the related loan groups, as described under the headings "Fixed Rate
                              Certificates Priority of Distributions" and
                              "Floating Rate Certificates Priority of
                              Distributions" below.

Corridor Contracts:           The Trust will include payment from four
                              Corridor Contracts for the benefit of the Class
                              AF-1A, Class 2-AV, Class 3-AV and Floating Rate
                              Subordinate Certificates (the "Class AF-1A
                              Corridor Contract," "Class 2-AV Corridor
                              Contract," "Class 3-AV Corridor Contract," and
                              "Floating Rate Subordinate Corridor Contract," respectively, and, collectively, the "Corridor
                              Contracts"). Payments to the Trust from each Corridor Contract will be calculated based on the lesser of the notional amount of the related
                              Corridor Contract and the principal balance of the related class(es) of Certificates. After the Closing Date, the notional amount of the Corridor Contracts will each amortize down pursuant to the related amortization schedule
                              (as set forth in an appendix hereto) that is generally estimated to decline in relation to the amortization of the related Certificates.
                              With respect to each Distribution Date, payments received on (a) the Class AF-1A Corridor
                              Contract will be available to pay the holders of the Class AF-1A Certificates the related Net
                              Rate Carryover, (b) the Class 2-AV Corridor
                              Contract will be available to pay the holders of the Class 2-AV Certificates the related Net Rate
                              Carryover, pro rata, first based on certificate principal balances thereof and second based on any remaining unpaid Net Rate Carryover, (c) the Class 3-AV Corridor Contract will be available to pay the holders of the Class 3-AV
                              Certificates the related Net Rate Carryover, pro rata, first based on certificate principal balances thereof and second based on any remaining unpaid Net Rate Carryover and (d) the Floating Rate Subordinate Corridor Contract will be available to pay the holders of the Floating
                              Rate Subordinate Certificates the related Net
                              Rate Carryover, pro rata, first based on certificate principal balances thereof and second based on any remaining unpaid Net Rate
                              Carryover. Any amounts received on the Corridor
                              Contracts on a Distribution Date that are not used to pay any Net Rate Carryover on the related Certificates on such Distribution Date will be distributed to the holder of the related
                              Class of Class C Certificate(s) and will not be available for payments of any Net Rate Carryover on any class of Certificates on future
                              Distribution Dates.

Credit Enhancement:           The Trust will include the following credit
                              enhancement mechanisms, each of which is intended to provide credit support for some or all of the Senior Certificates and the Subordinate Certificates, as the case may be:

                              1) Subordination
                              2) Overcollateralization
                              3) Excess Cashflow

                     ----------------------------------------------------------------
                                                                         Target
                                                   Initial Target  Subordination at
                        Class     S&P/ Moody's     Subordination       Stepdown
                     ----------------------------------------------------------------
                     AF              AAA/Aaa           16.30%           32.60%
                     ----------------------------------------------------------------
                     MF-1           [AA+/Aa1]          13.45%           26.90%
                     ----------------------------------------------------------------
                     MF-2            [AA/Aa2]          10.95%           21.90%
                     ----------------------------------------------------------------
                     MF-3           [AA-/Aa3]          9.40%            18.80%
                     ----------------------------------------------------------------
                     MF-4            [A+/A1]           8.05%            16.10%
                     ----------------------------------------------------------------
                     MF-5             [A/A2]           6.80%            13.60%
                     ----------------------------------------------------------------
                     MF-6            [A-/A3]           5.55%            11.10%
                     ----------------------------------------------------------------
                     MF-7          [BBB+/Baa1]         4.55%             9.10%
                     ----------------------------------------------------------------
                     MF-8           [BBB/Baa2]         3.55%             7.10%
                     ----------------------------------------------------------------
                     BF            [BBB-/Baa3]         2.55%             5.10%
                     ----------------------------------------------------------------
                     2-AV / 3-AV     AAA/Aaa           24.35%           48.70%
                     ----------------------------------------------------------------
                     MV-1           [AA+/Aa1]          18.95%           37.90%
                     ----------------------------------------------------------------
                     MV-2            [AA/Aa2]          14.15%           28.30%
                     ----------------------------------------------------------------


-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO OMITTED] Countrywide(R)
-----------------------------
SECURITIES CORPORATION                                                                                Computational Materials For
A Countrywide Capital Markets Company                                        Countrywide Asset-Backed Certificates, Series 2005-3
---------------------------------------------------------------------------------------------------------------------------------



                     ----------------------------------------------------------------
                     MV-3            [AA-/Aa3]          12.50%          25.00%
                     ----------------------------------------------------------------
                     MV-4            [A+/A1]            10.30%          20.60%
                     ----------------------------------------------------------------
                     MV-5             [A/A2]             8.60%          17.20%
                     ----------------------------------------------------------------
                     MV-6            [A-/A3]             7.35%          14.70%
                     ----------------------------------------------------------------
                     MV-7          [BBB+/Baa1]           5.65%          11.30%
                     ----------------------------------------------------------------
                     MV-8           [BBB/Baa2]           4.70%           9.40%
                     ----------------------------------------------------------------
                     BV            [BBB-/Baa3]           3.35%           6.70%
                     ----------------------------------------------------------------

Subordination:                 The Fixed Rate Subordinate Certificates will be
                               subordinate to, and provide credit support for, the Class AF Certificates. The Floating Rate
                               Subordinate Certificates will be subordinate to, and provide credit support for, the Class
                               AV Certificates. Among the Subordinate
                               Certificates in a certificate group,
                               Certificates with a higher class designation will be subordinate to, and provide credit support for, those Subordinate Certificates in that certificate group with a lower class designation. The Class 2-AV-2 Certificates will provide additional credit support to the Class
                               2-AV-1 Certificates.

Fixed Rate
Overcollateralization Target:  Prior to the Fixed Rate Stepdown Date, the
                               initial Overcollateralization Target for the
                               Fixed Rate Mortgage Loans will be equal to 2.55% of the aggregate principle balance of the Fixed Rate Mortgage Loans as of the Cut-off Date and the portion of the Pre-Funded Amount (approximately [$170,000,000]) allocable to Loan Group 1 (the "Initial Fixed Rate O/C Target"). The initial amount of fixed rate overcollateralization will be 0.50%.

                               On or after the Fixed Rate Stepdown Date, the Fixed Rate Overcollateralization Target will be equal to 5.10% of the principal balance of the Fixed Rate Mortgage Loans for the related Distribution Date, subject to a floor (the "Fixed Rate O/C Floor") of 0.50% of the aggregate principal balance of the Fixed Rate Mortgage Loans as of the Cut-off Date and the portion of the Pre-Funded Amount allocable to Loan Group 1.

                               However, if a Fixed Rate Trigger Event (as described below) is in effect on the related Distribution Date, the Fixed Rate Overcollateralization Target will be equal to the Fixed Rate Overcollateralization Target on the prior Distribution Date.

Adjustable Rate
Overcollateralization Target:  Prior to the Adjustable Rate Stepdown Date, the
                               initial Overcollateralization Target for the
                               Adjustable Rate Mortgage Loans will be equal to 3.35% of the aggregate principal balance of the Adjustable Rate Mortgage Loans as of the Cut-off Date and the portion of the Pre-Funded Amount (approximately [$430,000,000]) allocable to the Adjustable Rate Mortgage Loans (the "Initial Adjustable Rate O/C Target"). The initial amount of adjustable rate overcollateralization will be 0.50%.

                               On or after the Adjustable Rate Stepdown Date, the Adjustable Rate Overcollateralization Target will be equal to 6.70% of the aggregate principal balance of the Adjustable Rate Mortgage Loans for the related Distribution Date, subject to a floor (the "Adjustable Rate O/C Floor") of 0.50% of the aggregate principal balance of the Adjustable Rate Mortgage Loans as of the Cut-off Date and the portion of the Pre-Funded Amount allocable to the Adjustable Rate Mortgage Loans.

                               However, if an Adjustable Rate Trigger Event
                               (as described below) is in effect on the related Distribution Date, the Adjustable Rate Overcollateralization Target will be equal to the Adjustable Rate Overcollateralization Target on the prior Distribution Date.

Fixed Rate Trigger Event:      Either a Fixed Rate Delinquency Trigger Event
                               or a Fixed Rate Cumulative Loss Trigger Event.



Adjustable Rate Trigger
Event: Either an Adjustable Rate Delinquency Trigger Event or an Adjustable Rate Cumulative Loss Trigger Event.

-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO OMITTED] Countrywide(R)
-----------------------------
SECURITIES CORPORATION                                                                                Computational Materials For
A Countrywide Capital Markets Company                                        Countrywide Asset-Backed Certificates, Series 2005-3
---------------------------------------------------------------------------------------------------------------------------------

Fixed Rate
Delinquency Trigger Event:     With respect to the Class AF and Fixed Rate
                               Subordinate Certificates, a "Fixed Rate
                               Delinquency Trigger Event" will be in effect for any Distribution Date on or after the Fixed
                               Rate Stepdown Date if the three month rolling average 60+ day delinquency percentage
                               (including bankruptcy, foreclosure, and REO) for the outstanding Fixed Rate Mortgage Loans equals or exceeds [46.00]% times the Fixed Rate
                               Senior Enhancement Percentage.

                               As used above, the "Fixed Rate Senior
                               Enhancement Percentage" with respect to any Distribution Date on or after the Fixed Rate Stepdown Date is the percentage equivalent of a fraction, the numerator of which is equal to:
                               (a) the excess of (i) the aggregate principal balance of the Fixed Rate Mortgage Loans for the preceding Distribution Date, over (ii) the sum of the certificate principal balances of the Class AF Certificates, or, if the Class AF Certificates have been reduced to zero, the certificate principal balance of the most senior class of Fixed Rate Subordinate Certificates outstanding, as of the immediately preceding master servicer advance date, and the denominator of which is equal to (b) the aggregate principal balance of the Fixed Rate Mortgage Loans for the preceding Distribution Date.

Fixed Rate Cumulative
Loss Trigger Event:            With respect to the Class AF and Fixed Rate
                               Subordinate Certificates, a "Fixed Rate
                               Cumulative Loss Trigger Event" will be in effect for any Distribution Date on or after the Fixed Rate Stepdown Date if the aggregate amount of realized losses on the Fixed Rate
                               Mortgage Loans exceeds the applicable
                               percentage of the aggregate principal balance of the Fixed Rate Mortgage Loans as of the Cut-off Date and the portion of the Pre-Funded
                               Amount allocable to Loan Group 1, as set forth below:

                               Period (month)    Percentage
                               --------------    ----------
                               37 - 48           [1.50%] with respect to
                                                 April 2008, plus an
                                                 additional 1/12th of 1.00%
                                                 for each month thereafter
                               49 - 60           [2.50%] with respect to
                                                 April 2009, plus an
                                                 additional 1/12th of 0.75%
                                                 for each month thereafter
                               61 - 72           [3.25%] with respect to
                                                 April 2010, plus an
                                                 additional 1/12th of 0.50%
                                                 for each month thereafter
                               73+               [3.75%]

Adjustable Rate
Delinquency Trigger Event:     With respect to the Floating Rate Certificates
                               (other than the Class AF-1A Certificates), an
                               "Adjustable Rate Delinquency Trigger Event" will be in effect for any Distribution Date on and after the Adjustable Rate Stepdown Date if the three month rolling average 60+ day delinquency percentage (including bankruptcy, foreclosure, and REO) for the outstanding
                               Adjustable Rate Mortgage Loans equals or exceeds [31.00]% times the Adjustable Rate
                               Senior Enhancement Percentage.

                               As used above, the "Adjustable Rate Senior
                               Enhancement Percentage" with respect to any Distribution Date on or after the Adjustable Rate Stepdown Date is the percentage equivalent of a fraction, the numerator of which is equal to: (a) the excess of (i) the aggregate principal balance of the Adjustable Rate Mortgage Loans for the preceding Distribution Date, over (ii) the sum of the certificate principal balances of the Class AV Certificates, or, if the Class AV Certificates have been reduced to zero, the certificate principal balance of the most senior class of Floating Rate Subordinate Certificates outstanding, as of the immediately preceding master servicer advance date, and the denominator of which is equal to (b) the aggregate principal balance of the Adjustable Rate Mortgage Loans for the preceding Distribution Date.

Adjustable Rate Cumulative
Loss Trigger Event:            With respect to the Floating Rate Certificates
                               (other than the Class AF-1A Certificates), an
                               "Adjustable Rate Cumulative Loss Trigger Event" will be in effect for any Distribution Date on and after the Adjustable Rate Stepdown Date if the aggregate amount of realized losses on the Adjustable Rate Mortgage Loans exceeds the applicable percentage of the aggregate principal balance of the

-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO OMITTED] Countrywide(R)
-----------------------------
SECURITIES CORPORATION                                                                                Computational Materials For
A Countrywide Capital Markets Company                                        Countrywide Asset-Backed Certificates, Series 2005-3
---------------------------------------------------------------------------------------------------------------------------------

                               Adjustable Rate Mortgage Loans as of the
                               Cut-off Date and the portion of Pre-Funded
                               Amount allocable to the Adjustable Rate
                               Mortgage Loans, as set forth below:

                               Period (month)    Percentage
                               -------------     ----------
                               37 - 48           [3.25%] with respect to
                                                 April 2008, plus an
                                                 additional 1/12th of 1.50%
                                                 for each month thereafter
                               49 - 60           [4.75%] with respect to
                                                 April 2009, plus an
                                                 additional 1/12th of 1.50%
                                                 for each month thereafter
                               61 - 72           [6.25%] with respect to
                                                 April 2010, plus an
                                                 additional 1/12th of 0.50%
                                                 for each month thereafter
                               73+               [6.75%]

Group 2 Sequential
Trigger Event:                 A Group 2 Sequential Trigger Event will be in
                               effect for any Distribution Date (a) before the 37th Distribution Date if the aggregate amount of realized losses on the Group 2 Mortgage
                               Loans divided by the aggregate principal balance of the Group 2 Mortgage Loans as of the Cut-off Date and the portion of the Pre-Funded
                               Amount allocable to the Group 2 Mortgage Loans exceeds [3.25]%, or (b) on or after the 37th
                               Distribution Date if an Adjustable Rate Trigger
                               Event is in effect.

Fixed Rate Stepdown Date:      The later to occur of:
                                        a. the Distribution Date in April 2008
                                        b. the first Distribution Date on which
                                           the aggregate certificate principal
                                           balance of the Class AF Certificates
                                           is less than or equal to 67.40% of
                                           the principal balance of the Fixed
                                           Rate Mortgage Loans for such
                                           Distribution Date.

Adjustable Rate
Stepdown Date:                 The later to occur of:
                                        a. the Distribution Date in April 2008
                                        b. the first Distribution Date on which
                                           the aggregate certificate principal
                                           balance of the Class AV Certificates
                                           is less than or equal to 51.30% of
                                           the principal balance of the
                                           Adjustable Rate Mortgage Loans for
                                           such Distribution Date.

Allocation of Losses:          Any realized losses on the Mortgage Loans not
                               covered by Excess Interest or the O/C related to such Mortgage Loans will be allocated to each class of the Subordinate Certificates in the related certificate group in reverse order of their payment priority: (i) in the case of the Fixed Rate Mortgage Loans, first to the Class BF Certificates, then to the Class MF-8
                               Certificates, then to the Class MF-7
                               Certificates, then to the Class MF-6
                               Certificates, then to the Class MF-5
                               Certificates, then to the Class MF-4
                               Certificates, then to the Class MF-3
                               Certificates, then to the Class MF-2
                               Certificates and last to the Class MF-1
                               Certificates and (ii) in the case of the Adjustable Rate Mortgage Loans, first to the
                               Class BV Certificates, then to the Class MV-8
                               Certificates, then to the Class MV-7
                               Certificates, then to the Class MV-6
                               Certificates, then to the Class MV-5
                               Certificates, then to the Class MV-4
                               Certificates, then to the Class MV-3
                               Certificates, then to the Class MV-2
                               Certificates and last to the Class MV-1
                               Certificates; in each case, until the
                               respective certificate principal balance of each such class of Subordinate Certificates has been reduced to zero. If the aggregate certificate principal balance of the Floating
                               Rate Subordinate Certificates is reduced to zero, any additional realized losses on the Group 2 Mortgage Loans will be allocated to the Class 2-AV-2 Certificates until the certificate principal balance of that class is reduced to zero.

Fixed Rate Certificates
Priority of Distributions:    Available funds from the Group 1 Mortgage Loans
                              will be distributed in the following order of priority:

                              1)   Interest funds, sequentially, as follows:
                                   (a) from interest collections related to the Group 1 Mortgage Loans, concurrently to each class of Class AF Certificates, current and unpaid interest,

-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO OMITTED] Countrywide(R)
-----------------------------
SECURITIES CORPORATION                                                                                Computational Materials For
A Countrywide Capital Markets Company                                        Countrywide Asset-Backed Certificates, Series 2005-3
---------------------------------------------------------------------------------------------------------------------------------

                                   then (b) from remaining interest
                                   collections related to the Group 1 Mortgage
                                   Loans, current interest, sequentially, to the Class MF-1, Class MF-2, Class MF-3, Class MF-4, Class MF-5, Class MF-6, Class MF-7, Class MF-8 and Class BF Certificates;
                               2)  Principal funds, sequentially, as follows:
                                   (a) to the Class AF Certificates (as
                                   described under "Fixed Rate Principal
                                   Paydown" and "Class AF Principal
                                   Distributions"), then (b) sequentially, to the Class MF-1, Class MF-2, Class MF-3, Class MF-4, Class MF-5, Class MF-6, Class MF-7, Class MF-8 and Class BF Certificates, each as described under "Fixed Rate Principal Paydown" below;
                               3) Any Fixed Rate Excess Cashflow, to the Class AF and Fixed Rate Subordinate Certificates to build or restore Fixed Rate O/C as described under "Fixed Rate
                                   Overcollateralization Target" and "Fixed
                                   Rate Principal Paydown," respectively;
                               4) Any remaining Fixed Rate Excess Cashflow to pay any unpaid interest and then to pay any unpaid realized loss amounts, sequentially, to the Class MF-1, Class MF-2, Class MF-3, Class MF-4, Class MF-5, Class MF-6, Class MF-7, Class MF-8 and Class BF Certificates;
                               5) Any remaining Fixed Rate Excess Cashflow to pay Net Rate Carryover related to the Class AF Certificates (after, in the case of the Class AF-1A Certificates, application of amounts received on the Class AF-1A
                                   Corridor Contract) and the Fixed Rate
                                   Subordinate Certificates (as described
                                   below);
                               6)  To restore any Adjustable Rate O/C as
                                   described under "Adjustable Rate
                                   Overcollateralization Target" and
                                   "Adjustable Rate Principal Paydown,"
                                   respectively (after application of the
                                   Adjustable Rate Excess Cashflow);
                               7) To pay any unpaid realized loss amounts to the Class 2-AV-2 Certificates based on the amount of any unpaid realized loss amounts allocated thereto, then to pay any unpaid interest and then to pay any unpaid realized loss amounts, sequentially, to the Class MV-1, Class MV-2, Class MV-3, Class MV-4, Class MV-5, Class MV-6, Class MV-7, Class MV-8 and Class BV Certificates (after application of the Adjustable Rate Excess Cashflow);
                               8)  To the Non-Offered Certificate(s), any
                                   remaining amount as described in the
                                   Pooling and Servicing Agreement.

                               Fixed Rate Excess Cashflow available to cover related Net Rate Carryover will generally be distributed to the Fixed Rate Certificates on a pro rata basis, first based on the certificate principal balances thereof and second based on any remaining unpaid Net Rate Carryover.

                               As described in the prospectus supplement, with respect to the Fixed Rate Mortgage Loans, under certain circumstances principal or interest from an unrelated Loan Group may be used to pay the Certificates related to another Loan Group or Groups.

Floating Rate Certificates
Priority of Distributions:     Available funds from the Group 2 and Group 3
                               Mortgage Loans will be distributed in the following order of priority:

                               1)  Interest funds, sequentially, as follows:
                                   (a) concurrently, (i) from interest
                                   collections related to the Group 2 Mortgage
                                   Loans, to each class of Class 2-AV
                                   Certificates, current and unpaid interest, pro rata based on their entitlements and
                                   (ii) from interest collections related to the Group 3 Mortgage Loans, to each class of Class 3-AV Certificates, current and unpaid interest, pro rata based on their entitlements and (b) from any remaining Interest Funds related to all of the Adjustable Rate Mortgage Loans, current interest, sequentially, to the Class MV-1, Class MV-2, Class MV-3, Class MV-4, Class MV-5, Class MV-6, Class MV-7, Class MV-8 and Class BV Certificates;
                               2)  Principal funds, sequentially, as follows:
                                   (a) concurrently, (i) from principal
                                   collections related to the Group 2 Mortgage
                                   Loans, to the Class 2-AV Certificates as described below under "Adjustable Rate Principal Paydown" and "Class 2-AV Principal Distributions", (ii) from principal collections related to the Group 3 Mortgage Loans, to the Class 3-AV Certificates as described below under "Adjustable Rate Principal Paydown" and "Class 3-AV Principal Distributions", and
                                   (b) from remaining principal collections related to all of the Adjustable Rate Mortgage Loans, sequentially, to the Class MV-1, Class MV-2, Class MV-3, Class MV-4, Class MV-5, Class MV-6, Class

-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO OMITTED] Countrywide(R)
-----------------------------
SECURITIES CORPORATION                                                                                Computational Materials For
A Countrywide Capital Markets Company                                        Countrywide Asset-Backed Certificates, Series 2005-3
---------------------------------------------------------------------------------------------------------------------------------

                                   MV-7, Class MV-8 and Class BV Certificates, each as described under "Adjustable Rate Principal Paydown" below;
                                3) Any Adjustable Rate Excess Cashflow, to the
                                   Class AV and Floating Rate Subordinate
                                   Certificates to build or restore Adjustable
                                   Rate O/C as described under "Adjustable
                                   Rate Overcollateralization Target" and
                                   "Adjustable Rate Principal Paydown,"
                                   respectively;
                                4) Any remaining Adjustable Rate Excess
                                   Cashflow sequentially (i) to pay any unpaid realized loss amounts, to the Class 2-AV-2 Certificates based on the amount of any unpaid realized loss amount allocated thereto, then (ii) to pay any unpaid interest and then to pay any unpaid realized loss amounts, sequentially, to the Class MV-1, Class MV-2, Class MV-3, Class MV-4, Class MV-5, Class MV-6, Class MV-7, Class MV-8 and Class BV Certificates;
                                5) Any remaining Adjustable Rate Excess
                                   Cashflow to pay Net Rate Carryover on the Class AV and Floating Rate Subordinate Certificates remaining unpaid after application of amounts received under the related Corridor Contract (as described above);
                                6) To restore any Fixed Rate O/C as described
                                   under "Fixed Rate Overcollateralization
                                   Target" and "Fixed Rate Principal Paydown," respectively (after application of the Fixed Rate Excess Cashflow);
                                7) To pay any unpaid realized loss amounts,
                                   sequentially, to the Class MF-1, Class
                                   MF-2, Class MF-3, Class MF-4, Class MF-5,
                                   Class MF-6, Class MF-7, Class MF-8 and
                                   Class BF Certificates (after application of
                                   the Fixed Rate Excess Cashflow);
                               8)  To the Non-Offered Certificate(s), any
                                   remaining amount as described in the
                                   Pooling and Servicing Agreement.

                               Adjustable Rate Excess Cashflow available to cover related Net Rate Carryover (after application of amounts received under the applicable Corridor Contracts) will generally be distributed to the applicable Certificates on a pro rata basis, first based on the certificate principal balances thereof and second based on any remaining unpaid Net Rate Carryover.

                               As described in the prospectus supplement, with respect to the Adjustable Rate Mortgage Loans, under certain circumstances principal or interest from an unrelated Loan Group or Group may be used to pay the Certificates related to another Loan Group.

Fixed Rate
Principal Paydown:             Prior to the Fixed Rate Stepdown Date or if a
                               Fixed Rate Trigger Event is in effect on any Distribution Date, 100% of the available principal funds from the Fixed Rate Mortgage
                               Loans will be paid to the Class AF Certificates until they are reduced to zero (in the manner and priority set forth under "Class AF
                               Principal Distributions" below), provided, however, that if the Class AF Certificates have been retired, such amounts will be applied sequentially in the following order of priority: to the Class MF-1, Class MF-2, Class
                               MF-3, Class MF-4, Class MF-5, Class MF-6, Class
                               MF-7, Class MF-8 and the Class BF Certificates.

                               On any Distribution Date on or after the Fixed Rate Stepdown Date, and if a Fixed Rate Trigger Event is not in effect on such Distribution Date, each of the Class AF and the Fixed Rate Subordinate Certificates will be entitled to receive payments of principal related to the Fixed Rate Mortgage Loans in the following order of priority: (i) first, to the Class AF Certificates, such that the Class AF Certificates in the aggregate will have 32.60% subordination, (ii) second, from remaining principal collections related to the Fixed Rate Mortgage Loans, to the Class MF-1 Certificates such that the Class MF-1 Certificates will have 26.90% subordination, (iii) third, from remaining principal collections related to the Fixed Rate Mortgage Loans, to the Class MF-2 Certificates such that the Class MF-2 Certificates will have 21.90% subordination,
                               (iv) fourth, from remaining principal
                               collections related to the Fixed Rate Mortgage Loans, to the Class MF-3 Certificates such that the Class MF-3 Certificates will have 18.80% subordination, (v) fifth, from remaining principal collections related to the Fixed Rate Mortgage Loans, to the Class MF-4 Certificates such that the Class MF-4 Certificates will have 16.10% subordination, (vi) sixth, from remaining principal collections related to the Fixed Rate Mortgage Loans, to the Class MF-5 Certificates such that the Class MF-5 Certificates will have 13.60% subordination,
                               (vii) seventh, from remaining principal
                               collections related to the

-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO OMITTED] Countrywide(R)
-----------------------------
SECURITIES CORPORATION                                                                                Computational Materials For
A Countrywide Capital Markets Company                                        Countrywide Asset-Backed Certificates, Series 2005-3
---------------------------------------------------------------------------------------------------------------------------------

                               Fixed Rate Mortgage Loans, to the Class MF-6
                               Certificates such that the Class MF-6
                               Certificates will have 11.10% subordination,
                               (viii) eighth, from remaining principal
                               collections related to the Fixed Rate Mortgage Loans, to the Class MF-7 Certificates such that the Class MF-7 Certificates will have 9.10% subordination, (ix) ninth, from remaining principal collections related to the Fixed Rate Mortgage Loans, to the Class MF-8 Certificates such that the Class MF-8 Certificates will have 7.10% subordination and (x) tenth, from remaining principal collections related to the Fixed Rate Mortgage Loans, to the Class BF Certificates such that the Class BF Certificates will have 5.10% subordination; each subject to the Fixed Rate O/C Floor.

Adjustable Rate
Principal Paydown:             Prior to the Adjustable Rate Stepdown Date or
                               if an Adjustable Rate Trigger Event is in effect on any Distribution Date, (i) 100% of the principal funds from Loan Group 2 will be paid to the Class 2-AV Certificates as described below under "Class 2-AV Principal
                               Distributions" and (ii) 100% of the principal funds from Loan Group 3 will be paid to the Class 3-AV Certificates as described below under "Class 3-AV Principal Distributions";
                               provided, however, that (x) if either (a) all of the Class 2-AV Certificates or (b) all of the Class 3-AV Certificates have been retired, 100% of the principal collections from the Loan
                               Group related to such retired classes of Senior
                               Certificates will be paid to the remaining
                               Class AV Certificates, and (y) if all of the Class AV Certificates have been retired, such amounts will be applied sequentially in the following order of priority: to the Class MV-1, Class MV-2, Class MV-3, Class MV-4, Class MV-5,
                               Class MV-6, Class MV-7, Class MV-8, and Class
                               BV Certificates.

                               On any Distribution Date on or after the Adjustable Rate Stepdown Date, and if an Adjustable Rate Trigger Event is not in effect on such Distribution Date, each of the Class 2-AV, Class 3-AV and Floating Rate Subordinate Certificates will be entitled to receive payments of principal in the following order of priority: (i) first, concurrently, (a) from principal collections relating to the Group 2 Mortgage Loans, to the Class 2-AV Certificates and (b) from principal collections related to the Group 3 Mortgage Loans, to the Class 3-AV Certificates, in each case, such that the Class AV Certificates in the aggregate will have 48.70% subordination, (ii) second, from remaining principal collections relating to the Adjustable Rate Mortgage Loans, to the Class MV-1 Certificates such that the Class MV-1 Certificates will have 37.90% subordination,
                               (iii) third, from remaining principal
                               collections relating to the Adjustable Rate
                               Mortgage Loans, to the Class MV-2 Certificates such that the Class MV-2 Certificates will have 28.30% subordination, (iv) fourth, from remaining principal collections relating to the Adjustable Rate Mortgage Loans, to the Class MV-3 Certificates such that the Class MV-3 Certificates will have 25.00% subordination,
                               (v) fifth, from remaining principal collections relating to the Adjustable Rate Mortgage Loans, to the Class MV-4 Certificates such that the Class MV-4 Certificates will have 20.60% subordination, (vi) sixth, from remaining principal collections relating to the Adjustable Rate Mortgage Loans, to the Class MV-5 Certificates such that the Class MV-5 Certificates will have 17.20% subordination,
                               (vii) seventh, from remaining principal
                               collections relating to the Adjustable Rate
                               Mortgage Loans, to the Class MV-6 Certificates such that the Class MV-6 Certificates will have 14.70% subordination, (viii) eighth, from remaining principal collections relating to the Adjustable Rate Mortgage Loans, to the Class MV-7 Certificates such that the Class MV-7 Certificates will have 11.30% subordination,
                               (ix) ninth, from remaining principal
                               collections relating to the Adjustable Rate
                               Mortgage Loans, to the Class MV-8 Certificates such that the Class MV-8 Certificates will have 9.40% subordination, and (x) tenth, from remaining principal collections relating to the Adjustable Rate Mortgage Loans, to the Class BV Certificates such that the Class BV Certificates will have 6.70% subordination; each subject to the Adjustable Rate O/C Floor.

Class 2-AV
Principal Distributions:       Principal will be distributed to the Class
                               2-AV-1 and Class 2-AV-2 Certificates pro rata, based on the certificate principal balances thereof, in each case until the certificate principal balance thereof is reduced to zero;
                               provided, however, if a Group 2 Sequential
                               Trigger Event is in effect, then principal will be distributed to the Class 2-AV-1 and Class
                               2-AV-2 Certificates, sequentially, in that order, in each case until the certificate principal balance thereof is reduced to zero.

-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO OMITTED] Countrywide(R)
-----------------------------
SECURITIES CORPORATION                                                                                Computational Materials For
A Countrywide Capital Markets Company                                        Countrywide Asset-Backed Certificates, Series 2005-3
---------------------------------------------------------------------------------------------------------------------------------

Class 3-AV
Principal Distributions:       Principal will be distributed sequentially to
                               the Class 3-AV-1, Class 3-AV-2, Class 3-AV-3 and Class 3-AV-4 Certificates until the certificate principal balances thereof are reduced to zero; provided further, however, that on any Distribution Date on which (x) the aggregate certificate principal balance of the Class AV Certificates is greater than the sum of the aggregate principal balance of the Adjustable Rate Mortgage Loans and any remaining portion of the Pre-Funded Amount in respect of Loan Group 2 and Loan Group 3 and
                               (y) the aggregate certificate principal balance of the Class 3-AV Certificates is greater than the sum of the aggregate principal balance of the Group 3 Mortgage Loans and any remaining portion of the Pre-Funded Amount in respect of Loan Group 3, any principal amounts to be distributed to the Class 3-AV Certificates will be distributed pro rata, based on the certificate principal balances thereof, in each case until the certificate principal balance thereof is reduced to zero.

Class AF
Principal Distributions:       Principal will be distributed to the AF
                               Certificates in the following order of
                               priority:

                               1. To the Class AF-6 Certificates; the Lockout
                                  Percentage of the principal collections
                                  related to Loan Group 1, as described below:


                                     Month               Lockout Percentage
                                     -----               ------------------
                                     1 - 36                    0%
                                    37 - 60                   45%
                                    61 - 72                   80%
                                    73 - 84                   100%
                                  85 and after                300%


                               2.  Concurrently, to the Class AF-1A
                                   Certificates and the Class AF-1B
                                   Certificates, pro rata, based on the
                                   certificate principal balances thereof,
                                   until the certificate principal balances thereof are reduced to zero and
                               3. Sequentially, to the Class AF-2, Class AF-3, Class AF-4, Class AF-5 and Class AF-6 Certificates, in that order, in each case until the certificate principal balance thereof is reduced to zero.

                               Notwithstanding the foregoing order of
                               priority, on any Distribution Date on which the aggregate certificate principal balance of the Class AF Certificates is greater than the sum of the aggregate principal balance of the Fixed Rate Mortgage Loans and any remaining portion of the Pre-Funded Amount in respect of Loan Group 1, any principal amounts to be distributed to the Class AF Certificates will be distributed concurrently to the Class AF Certificates, pro rata, based on the certificate principal balances thereof, until the certificate principal balances thereof are reduced to zero.


              [Discount Margin Tables, Available Funds Schedule,
             Corridor Contracts and Collateral Tables to Follow]

-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO OMITTED] Countrywide(R)
-----------------------------
SECURITIES CORPORATION                                                                                Computational Materials For
A Countrywide Capital Markets Company                                        Countrywide Asset-Backed Certificates, Series 2005-3
---------------------------------------------------------------------------------------------------------------------------------


                             Discount Margin/Yield Tables (%) (1)

       Class AF-1A (To Call)
       ---------------------------------------------------------
            Margin          0.10%
       ---------------------------------------------------------
       Percent of Pricing   50%     75%    100%   125%    150%
       Prepayment Speed
       =========================================================
        DM @ 100-00          10     10      10     10      10
       =========================================================
        WAL (yr)            1.67   1.24    1.00   0.86    0.76
        MDUR (yr)           1.62   1.21    0.99   0.85    0.76
        First Prin Pay     Apr05   Apr05  Apr05   Apr05  Apr05
        Last Prin Pay      Aug08   Aug07  Feb07   Oct06  Jul06
       ---------------------------------------------------------

       Class AF-1A (To Maturity)
       ---------------------------------------------------------
            Margin          0.10%
       ---------------------------------------------------------
       Percent of Pricing   50%     75%    100%   125%    150%
       Prepayment Speed
       =========================================================
        DM @ 100-00          10     10      10     10      10
       =========================================================
        WAL (yr)            1.67   1.24    1.00   0.86    0.76
        MDUR (yr)           1.62   1.21    0.99   0.85    0.76
        First Prin Pay     Apr05   Apr05  Apr05   Apr05  Apr05
        Last Prin Pay      Aug08   Aug07  Feb07   Oct06  Jul06
       ---------------------------------------------------------

       Class AF-1B (To Call)
       ---------------------------------------------------------
            Coupon         4.214%
       ---------------------------------------------------------
       Percent of Pricing   50%     75%    100%   125%    150%
       Prepayment Speed
       =========================================================
        DM @ 100-00        4.072   4.012  3.959   3.912  3.870
       =========================================================
        WAL (yr)            1.67   1.24    1.00   0.86    0.76
        MDUR (yr)           1.57   1.18    0.96   0.83    0.74
        First Prin Pay     Apr05   Apr05  Apr05   Apr05  Apr05
        Last Prin Pay      Aug08   Aug07  Feb07   Oct06  Jul06
       ---------------------------------------------------------

       Class AF-1B (To Maturity)
       ---------------------------------------------------------
            Coupon         4.214%
       ---------------------------------------------------------
       Percent of Pricing   50%     75%    100%   125%    150%
       Prepayment Speed
       =========================================================
        DM @ 100-00        4.072   4.012  3.959   3.912  3.870
       =========================================================
        WAL (yr)            1.67   1.24    1.00   0.86    0.76
        MDUR (yr)           1.57   1.18    0.96   0.83    0.74
        First Prin Pay     Apr05   Apr05  Apr05   Apr05  Apr05
        Last Prin Pay      Aug08   Aug07  Feb07   Oct06  Jul06
       ---------------------------------------------------------


(1) See definition of Pricing Prepayment Speed above.


-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO OMITTED] Countrywide(R)
-----------------------------
SECURITIES CORPORATION                                                                                Computational Materials For
A Countrywide Capital Markets Company                                        Countrywide Asset-Backed Certificates, Series 2005-3
---------------------------------------------------------------------------------------------------------------------------------


       Class AF-2 (To Call)
       ---------------------------------------------------------
            Coupon         4.410%
       ---------------------------------------------------------
       Percent of Pricing   50%     75%    100%   125%    150%
       Prepayment Speed
       =========================================================
         Yield @ 100-00    4.363   4.327  4.294   4.262  4.231
       =========================================================
        WAL (yr)            3.69   2.57    2.00   1.65    1.41
        MDUR (yr)           3.34   2.38    1.88   1.56    1.34
        First Prin Pay     Aug08   Aug07  Feb07   Oct06  Jul06
        Last Prin Pay      Mar09   Dec07  May07   Dec06  Sep06
       ---------------------------------------------------------

       Class AF-2 (To Maturity)
       ---------------------------------------------------------
            Coupon         4.410%
       ---------------------------------------------------------
       Percent of Pricing   50%     75%    100%   125%    150%
       Prepayment Speed
       =========================================================
         Yield @ 100-00    4.363   4.327  4.294   4.262  4.231
       =========================================================
        WAL (yr)            3.69   2.57    2.00   1.65    1.41
        MDUR (yr)           3.34   2.38    1.88   1.56    1.34
        First Prin Pay     Aug08   Aug07  Feb07   Oct06  Jul06
        Last Prin Pay      Mar09   Dec07  May07   Dec06  Sep06
       ---------------------------------------------------------

       Class AF-3 (To Call)
       ---------------------------------------------------------
            Coupon         4.685%
       ---------------------------------------------------------
       Percent of Pricing   50%     75%    100%   125%    150%
       Prepayment Speed
       =========================================================
         Yield @ 100-00    4.671   4.644  4.617   4.589  4.564
       =========================================================
        WAL (yr)            6.23   4.01    3.00   2.38    2.00
        MDUR (yr)           5.23   3.57    2.73   2.20    1.87
        First Prin Pay     Mar09   Dec07  May07   Dec06  Sep06
        Last Prin Pay      Aug15   Mar11  Jul09   Jul08  Oct07
       ---------------------------------------------------------

       Class AF-3 (To Maturity)
       ---------------------------------------------------------
            Coupon         4.685%
       ---------------------------------------------------------
       Percent of Pricing   50%     75%    100%   125%    150%
       Prepayment Speed
       =========================================================
         Yield @ 100-00    4.671   4.644  4.617   4.589  4.564
       =========================================================
        WAL (yr)            6.23   4.01    3.00   2.38    2.00
        MDUR (yr)           5.23   3.57    2.73   2.20    1.87
        First Prin Pay     Mar09   Dec07  May07   Dec06  Sep06
        Last Prin Pay      Aug15   Mar11  Jul09   Jul08  Oct07
       ---------------------------------------------------------


-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO OMITTED] Countrywide(R)
-----------------------------
SECURITIES CORPORATION                                                                                Computational Materials For
A Countrywide Capital Markets Company                                        Countrywide Asset-Backed Certificates, Series 2005-3
---------------------------------------------------------------------------------------------------------------------------------


       Class AF-4 (To Call)
       ---------------------------------------------------------
            Coupon         5.172%
       ---------------------------------------------------------
       Percent of Pricing   50%     75%    100%   125%    150%
       Prepayment Speed
       =========================================================
         Yield @ 100-00    5.189   5.171  5.148   5.126  5.092
       =========================================================
        WAL (yr)           12.10   7.48    5.00   3.82    2.78
        MDUR (yr)           8.78   6.04    4.30   3.38    2.53
        First Prin Pay     Aug15   Mar11  Jul09   Jul08  Oct07
        Last Prin Pay      Feb19   Aug14  Jan11   Aug09  Mar08
       ---------------------------------------------------------

       Class AF-4 (To  Maturity)
       ---------------------------------------------------------
            Coupon         5.172%
       ---------------------------------------------------------
       Percent of Pricing   50%     75%    100%   125%    150%
       Prepayment Speed

       =========================================================
         Yield @ 100-00    5.189   5.171  5.148   5.126  5.092
       =========================================================
        WAL (yr)           12.10   7.48    5.00   3.82    2.78
        MDUR (yr)           8.78   6.04    4.30   3.38    2.53
        First Prin Pay     Aug15   Mar11  Jul09   Jul08  Oct07
        Last Prin Pay      Feb19   Sep14  Jan11   Aug09  Mar08
       ---------------------------------------------------------

       Class AF-5 (To Call)
       ---------------------------------------------------------
            Coupon         5.543%
       ---------------------------------------------------------
       Percent of Pricing   50%     75%    100%   125%    150%
       Prepayment Speed
       =========================================================
         Yield @ 100-00    5.568   5.556  5.540   5.521  5.499
       =========================================================
        WAL (yr)           13.90   9.40    6.70   5.04    3.88
        MDUR (yr)           9.46   7.15    5.46   4.28    3.40
        First Prin Pay     Feb19   Aug14  Jan11   Aug09  Mar08
        Last Prin Pay      Feb19   Aug14  Jan12   May10  Mar09
       ---------------------------------------------------------

       Class AF-5 (To Maturity)
       ---------------------------------------------------------
            Coupon         5.543%
       ---------------------------------------------------------
       Percent of Pricing   50%     75%    100%   125%    150%
       Prepayment Speed
       =========================================================
         Yield @ 100-00    5.665   5.698  5.708   5.692  5.654
       =========================================================
        WAL (yr)           19.48   14.60  10.79   7.85    5.58
        MDUR (yr)          11.50   9.58    7.71   6.01    4.55
        First Prin Pay     Feb19   Sep14  Jan11   Aug09  Mar08
        Last Prin Pay      Oct33   Aug30  Mar26   Jun22  Jul19
       ---------------------------------------------------------

-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO OMITTED] Countrywide(R)
-----------------------------
SECURITIES CORPORATION                                                                                Computational Materials For
A Countrywide Capital Markets Company                                        Countrywide Asset-Backed Certificates, Series 2005-3
---------------------------------------------------------------------------------------------------------------------------------

       Class AF-6 (To Call)
       ---------------------------------------------------------
            Coupon         5.095%
       ---------------------------------------------------------
       Percent of Pricing   50%     75%    100%   125%    150%
       Prepayment Speed

       =========================================================
         Yield @ 100-00    5.095   5.090  5.082   5.070  5.053
       =========================================================
        WAL (yr)            7.97   7.02    6.01   4.92    3.97
        MDUR (yr)           6.29   5.70    5.03   4.25    3.51
        First Prin Pay     Apr08   Apr08  Apr08   Jun08  Sep08
        Last Prin Pay      Feb19   Aug14  Jan12   May10  Mar09
       ---------------------------------------------------------

       Class AF-6 (To Maturity)
       ---------------------------------------------------------
            Coupon         5.095%
       ---------------------------------------------------------
       Percent of Pricing   50%     75%    100%   125%    150%
       Prepayment Speed
       =========================================================
         Yield @ 100-00    5.096   5.091  5.088   5.087  5.086
       =========================================================
        WAL (yr)            8.05   7.28    6.82   6.60    6.54
        MDUR (yr)           6.33   5.85    5.56   5.42    5.38
        First Prin Pay     Apr08   Apr08  Apr08   Jun08  Sep08
        Last Prin Pay      Aug33   Jun30  Jan26   Apr22  May19
       ---------------------------------------------------------

       Class MF-1 (To Call)
       ---------------------------------------------------------
            Coupon         5.568%
       ---------------------------------------------------------
       Percent of Pricing   50%     75%    100%   125%    150%
       Prepayment Speed
       =========================================================
         Yield @ 100-00    5.586   5.571  5.554   5.536  5.521
       =========================================================
        WAL (yr)           11.03   7.63    5.67   4.45    3.76
        MDUR (yr)           7.93   6.00    4.71   3.83    3.31
        First Prin Pay     May11   Jul09  Jul08   May08  Aug08
        Last Prin Pay      Feb19   Aug14  Jan12   May10  Mar09
       ---------------------------------------------------------

       Class MF-1 (To Maturity)
       ---------------------------------------------------------
            Coupon         5.568%
       ---------------------------------------------------------
       Percent of Pricing   50%     75%    100%   125%    150%
       Prepayment Speed
       =========================================================
         Yield @ 100-00    5.590   5.579  5.567   5.555  5.545
       =========================================================
        WAL (yr)           12.92   9.42    7.24   5.86    5.06
        MDUR (yr)           8.62   6.86    5.61   4.74    4.22
        First Prin Pay     May11   Jul09  Jul08   May08  Aug08
        Last Prin Pay      Aug31   Oct26  Apr22   Jan19  Sep16
       ---------------------------------------------------------

-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO OMITTED] Countrywide(R)
-----------------------------
SECURITIES CORPORATION                                                                                Computational Materials For
A Countrywide Capital Markets Company                                        Countrywide Asset-Backed Certificates, Series 2005-3
---------------------------------------------------------------------------------------------------------------------------------

       Class MF-2 (To Call)
       ---------------------------------------------------------
            Coupon         5.618%
       ---------------------------------------------------------
       Percent of Pricing   50%     75%    100%   125%    150%
       Prepayment Speed
       =========================================================
         Yield @ 100-00    5.637   5.622  5.605   5.586  5.570
       =========================================================
        WAL (yr)           11.03   7.63    5.67   4.45    3.72
        MDUR (yr)           7.91   5.99    4.71   3.82    3.27
        First Prin Pay     May11   Jul09  Jul08   May08  Jul08
        Last Prin Pay      Feb19   Aug14  Jan12   May10  Mar09
       ---------------------------------------------------------

       Class MF-2 (To Maturity)
       ---------------------------------------------------------
            Coupon         5.618%
       ---------------------------------------------------------
       Percent of Pricing   50%     75%    100%   125%    150%
       Prepayment Speed
       =========================================================
         Yield @ 100-00    5.641   5.629  5.617   5.605  5.594
       =========================================================
        WAL (yr)           12.90   9.39    7.22   5.83    5.01
        MDUR (yr)           8.59   6.83    5.59   4.71    4.17
        First Prin Pay     May11   Jul09  Jul08   May08  Jul08
        Last Prin Pay      Jan31   Dec25  Aug21   Jun18  Mar16
       ---------------------------------------------------------

       Class MF-3 (To Call)
       ---------------------------------------------------------
            Coupon         5.717%
       ---------------------------------------------------------
       Percent of Pricing   50%     75%    100%   125%    150%
       Prepayment Speed
       =========================================================
         Yield @ 100-00    5.737   5.722  5.704   5.686  5.668
       =========================================================
        WAL (yr)           11.03   7.63    5.67   4.45    3.70
        MDUR (yr)           7.86   5.97    4.69   3.81    3.25
        First Prin Pay     May11   Jul09  Jul08   May08  Jun08
        Last Prin Pay      Feb19   Aug14  Jan12   May10  Mar09
       ---------------------------------------------------------

       Class MF-3 (To Maturity)
       ---------------------------------------------------------
            Coupon         5.717%
       ---------------------------------------------------------
       Percent of Pricing   50%     75%    100%   125%    150%
       Prepayment Speed
       =========================================================
         Yield @ 100-00    5.741   5.729  5.717   5.704  5.693
       =========================================================
        WAL (yr)           12.87   9.35    7.19   5.81    4.96
        MDUR (yr)           8.53   6.79    5.55   4.68    4.13
        First Prin Pay     May11   Jul09  Jul08   May08  Jun08
        Last Prin Pay      Apr30   Feb25  Oct20   Oct17  Aug15
       ---------------------------------------------------------

-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO OMITTED] Countrywide(R)
-----------------------------
SECURITIES CORPORATION                                                                                Computational Materials For
A Countrywide Capital Markets Company                                        Countrywide Asset-Backed Certificates, Series 2005-3
---------------------------------------------------------------------------------------------------------------------------------

       Class MF-4 (To Call)
       ---------------------------------------------------------
            Coupon         5.866%
       ---------------------------------------------------------
       Percent of Pricing   50%     75%    100%   125%    150%
       Prepayment Speed
       =========================================================
         Yield @ 100-00    5.888   5.872  5.855   5.835  5.817
       =========================================================
        WAL (yr)           11.03   7.63    5.67   4.44    3.69
        MDUR (yr)           7.80   5.93    4.67   3.79    3.23
        First Prin Pay     May11   Jul09  Jul08   Apr08  Jun08
        Last Prin Pay      Feb19   Aug14  Jan12   May10  Mar09
       ---------------------------------------------------------

       Class MF-4 (To Maturity)
       ---------------------------------------------------------
            Coupon         5.866%
       ---------------------------------------------------------
       Percent of Pricing   50%     75%    100%   125%    150%
       Prepayment Speed
       =========================================================
         Yield @ 100-00    5.892   5.880  5.867   5.854  5.843
       =========================================================
        WAL (yr)           12.84   9.31    7.16   5.78    4.93
        MDUR (yr)           8.44   6.72    5.50   4.64    4.09
        First Prin Pay     May11   Jul09  Jul08   Apr08  Jun08
        Last Prin Pay      Sep29   Jun24  Mar20   May17  Apr15
       ---------------------------------------------------------

       Class MF-5 (To Call)
       ---------------------------------------------------------
            Coupon         5.915%
       ---------------------------------------------------------
       Percent of Pricing   50%     75%    100%   125%    150%
       Prepayment Speed
       =========================================================
         Yield @ 100-00    5.938   5.922  5.904   5.884  5.866
       =========================================================
        WAL (yr)           11.03   7.63    5.67   4.44    3.68
        MDUR (yr)           7.78   5.92    4.66   3.78    3.21
        First Prin Pay     May11   Jul09  Jul08   Apr08  May08
        Last Prin Pay      Feb19   Aug14  Jan12   May10  Mar09
       ---------------------------------------------------------

       Class MF-5 (To Maturity)
       ---------------------------------------------------------
            Coupon         5.915%
       ---------------------------------------------------------
       Percent of Pricing   50%     75%    100%   125%    150%
       Prepayment Speed
       =========================================================
         Yield @ 100-00    5.941   5.930  5.916   5.903  5.891
       =========================================================
        WAL (yr)           12.79   9.27    7.12   5.74    4.89
        MDUR (yr)           8.40   6.69    5.48   4.61    4.06
        First Prin Pay     May11   Jul09  Jul08   Apr08  May08
        Last Prin Pay      Feb29   Sep23  Sep19   Nov16  Nov14
       ---------------------------------------------------------

-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO OMITTED] Countrywide(R)
-----------------------------
SECURITIES CORPORATION                                                                                Computational Materials For
A Countrywide Capital Markets Company                                        Countrywide Asset-Backed Certificates, Series 2005-3
---------------------------------------------------------------------------------------------------------------------------------

       Class MF-6 (To Call)
       ---------------------------------------------------------
            Coupon         5.965%
       ---------------------------------------------------------
       Percent of Pricing   50%     75%    100%   125%    150%
       Prepayment Speed
       =========================================================
         Yield @ 100-00    5.988   5.972  5.954   5.935  5.916
       =========================================================
        WAL (yr)           11.03   7.63    5.67   4.44    3.66
        MDUR (yr)           7.76   5.91    4.65   3.78    3.20
        First Prin Pay     May11   Jul09  Jul08   Apr08  May08
        Last Prin Pay      Feb19   Aug14  Jan12   May10  Mar09
       ---------------------------------------------------------

       Class MF-6 (To Maturity)
       ---------------------------------------------------------
            Coupon         5.965%
       ---------------------------------------------------------
       Percent of Pricing   50%     75%    100%   125%    150%
       Prepayment Speed
       =========================================================
         Yield @ 100-00    5.992   5.980  5.967   5.953  5.941
       =========================================================
        WAL (yr)           12.73   9.20    7.07   5.70    4.84
        MDUR (yr)           8.36   6.65    5.44   4.58    4.02
        First Prin Pay     May11   Jul09  Jul08   Apr08  May08
        Last Prin Pay      May28   Dec22  Jan19   May16  Jun14
       ---------------------------------------------------------

       Class MF-7 (To Call)
       ---------------------------------------------------------
            Coupon          6.20%
       ---------------------------------------------------------
       Percent of Pricing   50%     75%    100%   125%    150%
       Prepayment Speed
       =========================================================
         Yield @ 99.24     6.326   6.340  6.356   6.373  6.390
       =========================================================
        WAL (yr)           11.03   7.63    5.67   4.44    3.66
        MDUR (yr)           7.64   5.84    4.61   3.75    3.18
        First Prin Pay     May11   Jul09  Jul08   Apr08  May08
        Last Prin Pay      Feb19   Aug14  Jan12   May10  Mar09
       ---------------------------------------------------------

       Class MF-7 (To Maturity)
       ---------------------------------------------------------
            Coupon          6.20%
       ---------------------------------------------------------
       Percent of Pricing   50%     75%    100%   125%    150%
       Prepayment Speed
       =========================================================
         Yield @ 99.24     6.323   6.334  6.345   6.358  6.368
       =========================================================
        WAL (yr)           12.64   9.12    7.00   5.64    4.79
        MDUR (yr)           8.19   6.52    5.34   4.50    3.95
        First Prin Pay     May11   Jul09  Jul08   Apr08  May08
        Last Prin Pay      Jun27   Jan22  Apr18   Sep15  Nov13
       ---------------------------------------------------------

-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO OMITTED] Countrywide(R)
-----------------------------
SECURITIES CORPORATION                                                                                Computational Materials For
A Countrywide Capital Markets Company                                        Countrywide Asset-Backed Certificates, Series 2005-3
---------------------------------------------------------------------------------------------------------------------------------

       Class MF-8 (To Call)
       ---------------------------------------------------------
            Coupon          6.20%
       ---------------------------------------------------------
       Percent of Pricing   50%     75%    100%   125%    150%
       Prepayment Speed
       =========================================================
         Yield @ 98.56     6.416   6.457  6.504   6.556  6.606
       =========================================================
        WAL (yr)           11.03   7.63    5.67   4.44    3.65
        MDUR (yr)           7.62   5.82    4.60   3.74    3.16
        First Prin Pay     May11   Jul09  Jul08   Apr08  Apr08
        Last Prin Pay      Feb19   Aug14  Jan12   May10  Mar09
       ---------------------------------------------------------

       Class MF-8 (To Maturity)
       ---------------------------------------------------------
            Coupon          6.20%
       ---------------------------------------------------------
       Percent of Pricing   50%     75%    100%   125%    150%
       Prepayment Speed
       =========================================================
         Yield @ 98.56     6.407   6.440  6.475   6.512  6.545
       =========================================================
        WAL (yr)           12.51   9.00    6.90   5.56    4.72
        MDUR (yr)           8.13   6.46    5.29   4.45    3.90
        First Prin Pay     May11   Jul09  Jul08   Apr08  Apr08
        Last Prin Pay      Jun26   Jan21  Jun17   Jan15  May13
       ---------------------------------------------------------

       Class BF (To Call)
       ---------------------------------------------------------
            Coupon          6.20%
       ---------------------------------------------------------
       Percent of Pricing   50%     75%    100%   125%    150%
       Prepayment Speed
       =========================================================
         Yield @ 95.87     6.779   6.932  7.105   7.294  7.483
       =========================================================
        WAL (yr)           11.03   7.63    5.67   4.44    3.64
        MDUR (yr)           7.55   5.78    4.57   3.72    3.13
        First Prin Pay     May11   Jul09  Jul08   Apr08  Apr08
        Last Prin Pay      Feb19   Aug14  Jan12   May10  Mar09
       ---------------------------------------------------------

       Class BF (To Maturity)
       ---------------------------------------------------------
            Coupon          6.20%
       ---------------------------------------------------------
       Percent of Pricing   50%     75%    100%   125%    150%
       Prepayment Speed
       =========================================================
         Yield @ 95.87     6.752   6.875  7.010   7.147  7.274
       =========================================================
        WAL (yr)           12.27   8.80    6.74   5.43    4.59
        MDUR (yr)           7.97   6.32    5.16   4.34    3.79
        First Prin Pay     May11   Jul09  Jul08   Apr08  Apr08
        Last Prin Pay      Jan25   Nov19  Jul16   Apr14  Sep12
       ---------------------------------------------------------

-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO OMITTED] Countrywide(R)
-----------------------------
SECURITIES CORPORATION                                                                                Computational Materials For
A Countrywide Capital Markets Company                                        Countrywide Asset-Backed Certificates, Series 2005-3
---------------------------------------------------------------------------------------------------------------------------------

       Class 3-AV-1 (To Call)
       ---------------------------------------------------------
            Margin          0.09%
       ---------------------------------------------------------
       Percent of Pricing   50%     75%    100%   125%    150%
       Prepayment Speed
       =========================================================
         DM @ 100-00         9       9      9       9      9
       =========================================================
        WAL (yr)            1.55   1.14    0.93   0.80    0.71
        MDUR (yr)           1.50   1.12    0.92   0.79    0.70
        First Prin Pay     Apr05   Apr05  Apr05   Apr05  Apr05
        Last Prin Pay      Apr08   May07  Nov06   Aug06  Jun06
       ---------------------------------------------------------

       Class 3-AV-1 (To Maturity)
       ---------------------------------------------------------
            Margin          0.09%
       ---------------------------------------------------------
       Percent of Pricing   50%     75%    100%   125%    150%
       Prepayment Speed
       =========================================================
         DM @ 100-00         9       9      9       9      9
       =========================================================
        WAL (yr)            1.55   1.14    0.93   0.80    0.71
        MDUR (yr)           1.50   1.12    0.92   0.79    0.70
        First Prin Pay     Apr05   Apr05  Apr05   Apr05  Apr05
        Last Prin Pay      Apr08   May07  Nov06   Aug06  Jun06
       ---------------------------------------------------------

       Class 3-AV-2 (To Call)
       ---------------------------------------------------------
            Margin          0.13%
       ---------------------------------------------------------
       Percent of Pricing   50%     75%    100%   125%    150%
       Prepayment Speed
       =========================================================
         DM @ 100-00         13     13      13     13      13
       =========================================================
        WAL (yr)            3.50   2.61    2.02   1.66    1.41
        MDUR (yr)           3.32   2.51    1.96   1.62    1.38
        First Prin Pay     Apr08   May07  Nov06   Aug06  Jun06
        Last Prin Pay      Aug09   Jun08  Jul07   Feb07  Nov06
       ---------------------------------------------------------

       Class 3-AV-2 (To Maturity)
       ---------------------------------------------------------
            Margin          0.13%
       ---------------------------------------------------------
       Percent of Pricing   50%     75%    100%   125%    150%
       Prepayment Speed
       =========================================================
         DM @ 100-00         13     13      13     13      13
       =========================================================
        WAL (yr)            3.50   2.61    2.02   1.66    1.41
        MDUR (yr)           3.32   2.51    1.96   1.62    1.38
        First Prin Pay     Apr08   May07  Nov06   Aug06  Jun06
        Last Prin Pay      Aug09   Jun08  Jul07   Feb07  Nov06
       ---------------------------------------------------------

-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO OMITTED] Countrywide(R)
-----------------------------
SECURITIES CORPORATION                                                                                Computational Materials For
A Countrywide Capital Markets Company                                        Countrywide Asset-Backed Certificates, Series 2005-3
---------------------------------------------------------------------------------------------------------------------------------

       Class 3-AV-3 (To Call)
       ---------------------------------------------------------
            Margin          0.20%
       ---------------------------------------------------------
       Percent of Pricing   50%     75%    100%   125%    150%
       Prepayment Speed
       =========================================================
         DM @ 100-00         20     20      20     20      20
       =========================================================
        WAL (yr)            7.29   4.63    3.16   2.28    1.92
        MDUR (yr)           6.48   4.30    3.01   2.21    1.87
        First Prin Pay     Aug09   Jun08  Jul07   Feb07  Nov06
        Last Prin Pay      Dec16   Sep12  Apr10   Dec07  Jun07
       ---------------------------------------------------------

       Class 3-AV-3 (To Maturity)
       ---------------------------------------------------------
            Margin          0.20%
       ---------------------------------------------------------
       Percent of Pricing   50%     75%    100%   125%    150%
       Prepayment Speed
       =========================================================
         DM @ 100-00         20     20      20     20      20
       =========================================================
        WAL (yr)            7.29   4.63    3.16   2.28    1.92
        MDUR (yr)           6.48   4.30    3.01   2.21    1.87
        First Prin Pay     Aug09   Jun08  Jul07   Feb07  Nov06
        Last Prin Pay      Dec16   Sep12  Apr10   Dec07  Jun07
       ---------------------------------------------------------

       Class 3-AV-4 (To Call)
       ---------------------------------------------------------
            Margin          0.30%
       ---------------------------------------------------------
       Percent of Pricing   50%     75%    100%   125%    150%
       Prepayment Speed
       =========================================================
         DM @ 100-00         30     30      30     30      30
       =========================================================
        WAL (yr)           13.51   8.95    6.35   2.88    2.37
        MDUR (yr)          10.97   7.78    5.75   2.75    2.28
        First Prin Pay     Dec16   Sep12  Apr10   Dec07  Jun07
        Last Prin Pay      Feb19   Aug14  Jan12   Mar08  Sep07
       ---------------------------------------------------------

       Class 3-AV-4 (To Maturity)
       ---------------------------------------------------------
            Margin          0.30%
       ---------------------------------------------------------
       Percent of Pricing   50%     75%    100%   125%    150%
       Prepayment Speed
       =========================================================
         DM @ 100-00         34     34      34     30      30
       =========================================================
        WAL (yr)           16.25   10.68   7.47   2.88    2.37
        MDUR (yr)          12.56   8.97    6.60   2.75    2.28
        First Prin Pay     Dec16   Sep12  Apr10   Dec07  Jun07
        Last Prin Pay      Mar30   Dec22  Dec17   Mar08  Sep07
       ---------------------------------------------------------

-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO OMITTED] Countrywide(R)
-----------------------------
SECURITIES CORPORATION                                                                                Computational Materials For
A Countrywide Capital Markets Company                                        Countrywide Asset-Backed Certificates, Series 2005-3
---------------------------------------------------------------------------------------------------------------------------------

       Class MV-1 (To Call)
       ---------------------------------------------------------
            Margin          0.46%
       ---------------------------------------------------------
       Percent of Pricing   50%     75%    100%   125%    150%
       Prepayment Speed
       =========================================================
         DM @ 100-00         46     46      46     46      46
       =========================================================
        WAL (yr)            8.06   5.30    4.31   4.71    2.67
        MDUR (yr)           6.91   4.79    3.99   4.35    2.55
        First Prin Pay     Oct08   May08  Aug08   Mar08  Sep07
        Last Prin Pay      Feb19   Aug14  Jan12   May10  Jan08
       ---------------------------------------------------------

       Class MV-1 (To Maturity)
       ---------------------------------------------------------
            Margin          0.46%
       ---------------------------------------------------------
       Percent of Pricing   50%     75%    100%   125%    150%
       Prepayment Speed
       =========================================================
         DM @ 100-00         47     47      47     49      46
       =========================================================
        WAL (yr)            8.60   5.63    4.52   5.55    2.67
        MDUR (yr)           7.22   5.02    4.15   5.02    2.55
        First Prin Pay     Oct08   May08  Aug08   Mar08  Sep07
        Last Prin Pay      Sep27   Aug20  Mar16   Aug14  Jan08
       ---------------------------------------------------------

       Class MV-2 (To Call)
       ---------------------------------------------------------
            Margin          0.48%
       ---------------------------------------------------------
       Percent of Pricing   50%     75%    100%   125%    150%
       Prepayment Speed
       =========================================================
         DM @ 100-00         48     48      48     48      48
       =========================================================
        WAL (yr)            8.06   5.29    4.17   3.93    3.35
        MDUR (yr)           6.90   4.78    3.87   3.68    3.16
        First Prin Pay     Oct08   Apr08  Jun08   Sep08  Jan08
        Last Prin Pay      Feb19   Aug14  Jan12   May10  Mar09
       ---------------------------------------------------------

       Class MV-2 (To Maturity)
       ---------------------------------------------------------
            Margin          0.48%
       ---------------------------------------------------------
       Percent of Pricing   50%     75%    100%   125%    150%
       Prepayment Speed
       =========================================================
         DM @ 100-00         49     49      49     49      51
       =========================================================
        WAL (yr)            8.57   5.60    4.36   4.05    3.94
        MDUR (yr)           7.20   4.99    4.02   3.78    3.66
        First Prin Pay     Oct08   Apr08  Jun08   Sep08  Jan08
        Last Prin Pay      Sep26   Oct19  Jul15   Oct12  Mar12
       ---------------------------------------------------------

-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO OMITTED] Countrywide(R)
-----------------------------
SECURITIES CORPORATION                                                                                Computational Materials For
A Countrywide Capital Markets Company                                        Countrywide Asset-Backed Certificates, Series 2005-3
---------------------------------------------------------------------------------------------------------------------------------

       Class MV-3 (To Call)
       ---------------------------------------------------------
            Margin          0.53%
       ---------------------------------------------------------
       Percent of Pricing   50%     75%    100%   125%    150%
       Prepayment Speed
       =========================================================
         DM @ 100-00         53     53      53     53      53
       =========================================================
        WAL (yr)            8.06   5.29    4.12   3.70    3.95
        MDUR (yr)           6.88   4.77    3.82   3.47    3.69
        First Prin Pay     Oct08   Apr08  Jun08   Aug08  Jan09
        Last Prin Pay      Feb19   Aug14  Jan12   May10  Mar09
       ---------------------------------------------------------

       Class MV-3 (To Maturity)
       ---------------------------------------------------------
            Margin          0.53%
       ---------------------------------------------------------
       Percent of Pricing   50%     75%    100%   125%    150%
       Prepayment Speed

       =========================================================
         DM @ 100-00         54     54      54     54      54
       =========================================================
        WAL (yr)            8.54   5.58    4.30   3.80    4.15
        MDUR (yr)           7.16   4.97    3.95   3.55    3.86
        First Prin Pay     Oct08   Apr08  Jun08   Aug08  Jan09
        Last Prin Pay      Jul25   Oct18  Nov14   Mar12  Apr10
       ---------------------------------------------------------

       Class MV-4 (To Call)
       ---------------------------------------------------------
            Margin          0.70%
       ---------------------------------------------------------
       Percent of Pricing   50%     75%    100%   125%    150%
       Prepayment Speed
       =========================================================
         DM @ 100-00         70     70      70     70      70
       =========================================================
        WAL (yr)            8.06   5.29    4.11   3.63    3.64
        MDUR (yr)           6.83   4.74    3.79   3.39    3.41
        First Prin Pay     Oct08   Apr08  May08   Jul08  Sep08
        Last Prin Pay      Feb19   Aug14  Jan12   May10  Mar09
       ---------------------------------------------------------

       Class MV-4 (To Maturity)
       ---------------------------------------------------------
            Margin          0.70%
       ---------------------------------------------------------
       Percent of Pricing   50%     75%    100%   125%    150%
       Prepayment Speed
       =========================================================
         DM @ 100-00         71     71      71     71      70
       =========================================================
        WAL (yr)            8.51   5.55    4.27   3.72    3.69
        MDUR (yr)           7.09   4.92    3.91   3.47    3.45
        First Prin Pay     Oct08   Apr08  May08   Jul08  Sep08
        Last Prin Pay      Dec24   May18  Jul14   Dec11  Feb10
       ---------------------------------------------------------

-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO OMITTED] Countrywide(R)
-----------------------------
SECURITIES CORPORATION                                                                                Computational Materials For
A Countrywide Capital Markets Company                                        Countrywide Asset-Backed Certificates, Series 2005-3
---------------------------------------------------------------------------------------------------------------------------------

       Class MV-5 (To Call)
       ---------------------------------------------------------
            Margin          0.72%
       ---------------------------------------------------------
       Percent of Pricing   50%     75%    100%   125%    150%
       Prepayment Speed
       =========================================================
         DM @ 100-00         72     72      72     72      72
       =========================================================
        WAL (yr)            8.06   5.29    4.08   3.57    3.47
        MDUR (yr)           6.82   4.74    3.77   3.34    3.26
        First Prin Pay     Oct08   Apr08  May08   Jun08  Jul08
        Last Prin Pay      Feb19   Aug14  Jan12   May10  Mar09
       ---------------------------------------------------------

       Class MV-5 (To Maturity)
       ---------------------------------------------------------
            Margin          0.72%
       ---------------------------------------------------------
       Percent of Pricing   50%     75%    100%   125%    150%
       Prepayment Speed
       =========================================================
         DM @ 100-00         73     73      73     73      72
       =========================================================
        WAL (yr)            8.47   5.52    4.22   3.64    3.50
        MDUR (yr)           7.06   4.90    3.87   3.40    3.28
        First Prin Pay     Oct08   Apr08  May08   Jun08  Jul08
        Last Prin Pay      Feb24   Oct17  Jan14   Aug11  Nov09
       ---------------------------------------------------------

       Class MV-6 (To Call)
       ---------------------------------------------------------
            Margin          0.78%
       ---------------------------------------------------------
       Percent of Pricing   50%     75%    100%   125%    150%
       Prepayment Speed
       =========================================================
         DM @ 100-00         78     78      78     78      78
       =========================================================
        WAL (yr)            8.06   5.29    4.08   3.55    3.40
        MDUR (yr)           6.80   4.73    3.76   3.32    3.19
        First Prin Pay     Oct08   Apr08  May08   May08  Jun08
        Last Prin Pay      Feb19   Aug14  Jan12   May10  Mar09
       ---------------------------------------------------------

       Class MV-6 (To Maturity)
       ---------------------------------------------------------
            Margin          0.78%
       ---------------------------------------------------------
       Percent of Pricing   50%     75%    100%   125%    150%
       Prepayment Speed
       =========================================================
         DM @ 100-00         79     79      79     79      78
       =========================================================
        WAL (yr)            8.43   5.49    4.20   3.61    3.41
        MDUR (yr)           7.01   4.87    3.85   3.36    3.20
        First Prin Pay     Oct08   Apr08  May08   May08  Jun08
        Last Prin Pay      Apr23   Feb17  Aug13   Mar11  Jul09
       ---------------------------------------------------------

-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO OMITTED] Countrywide(R)
-----------------------------
SECURITIES CORPORATION                                                                                Computational Materials For
A Countrywide Capital Markets Company                                        Countrywide Asset-Backed Certificates, Series 2005-3
---------------------------------------------------------------------------------------------------------------------------------

       Class MV-7 (To Call)
       ---------------------------------------------------------
            Margin          1.25%
       ---------------------------------------------------------
       Percent of Pricing   50%     75%    100%   125%    150%
       Prepayment Speed
       =========================================================
         DM @ 100-00        125     125    125     125    125
       =========================================================
        WAL (yr)            8.06   5.29    4.07   3.51    3.33
        MDUR (yr)           6.65   4.65    3.70   3.25    3.10
        First Prin Pay     Oct08   Apr08  Apr08   May08  Jun08
        Last Prin Pay      Feb19   Aug14  Jan12   May10  Mar09
       ---------------------------------------------------------

       Class MV-7 (To Maturity)
       ---------------------------------------------------------
            Margin          1.25%
       ---------------------------------------------------------
       Percent of Pricing   50%     75%    100%   125%    150%
       Prepayment Speed
       =========================================================
         DM @ 100-00        126     126    126     125    125
       =========================================================
        WAL (yr)            8.36   5.44    4.15   3.54    3.33
        MDUR (yr)           6.81   4.75    3.76   3.27    3.10
        First Prin Pay     Oct08   Apr08  Apr08   May08  Jun08
        Last Prin Pay      Aug22   Aug16  Mar13   Dec10  May09
       ---------------------------------------------------------

       Class MV-8 (To Call)
       ---------------------------------------------------------
            Margin          1.35%
       ---------------------------------------------------------
       Percent of Pricing   50%     75%    100%   125%    150%
       Prepayment Speed
       =========================================================
         DM @ 100-00        135     135    135     135    135
       =========================================================
        WAL (yr)            8.06   5.29    4.05   3.50    3.26
        MDUR (yr)           6.61   4.64    3.68   3.23    3.03
        First Prin Pay     Oct08   Apr08  Apr08   May08  May08
        Last Prin Pay      Feb19   Aug14  Jan12   May10  Jan09
       ---------------------------------------------------------

       Class MV-8 (To Maturity)
       ---------------------------------------------------------
            Margin          1.35%
       ---------------------------------------------------------
       Percent of Pricing   50%     75%    100%   125%    150%
       Prepayment Speed
       =========================================================
         DM @ 100-00        136     136    135     135    135
       =========================================================
        WAL (yr)            8.27   5.37    4.08   3.50    3.26
        MDUR (yr)           6.73   4.69    3.70   3.23    3.03
        First Prin Pay     Oct08   Apr08  Apr08   May08  May08
        Last Prin Pay      May21   Sep15  Jul12   Jun10  Jan09
       ---------------------------------------------------------

-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO OMITTED] Countrywide(R)
-----------------------------
SECURITIES CORPORATION                                                                                Computational Materials For
A Countrywide Capital Markets Company                                        Countrywide Asset-Backed Certificates, Series 2005-3
---------------------------------------------------------------------------------------------------------------------------------

       Class BV (To Call)
       ---------------------------------------------------------
            Margin          2.10%
       ---------------------------------------------------------
       Percent of Pricing   50%     75%    100%   125%    150%
       Prepayment Speed
       =========================================================
         DM @ 100-00        210     210    210     210    210
       =========================================================
        WAL (yr)            8.05   5.26    4.01   3.41    3.23
        MDUR (yr)           6.38   4.50    3.57   3.11    2.96
        First Prin Pay     Oct08   Apr08  Apr08   Apr08  May08
        Last Prin Pay      Feb19   Aug14  Jan12   Feb10  Nov08
       ---------------------------------------------------------

       Class BV (To Maturity)
       ---------------------------------------------------------
            Margin          2.10%
       ---------------------------------------------------------
       Percent of Pricing   50%     75%    100%   125%    150%
       Prepayment Speed
       =========================================================
         DM @ 100-00        211     210    210     210    210
       =========================================================
        WAL (yr)            8.12   5.28    4.01   3.41    3.23
        MDUR (yr)           6.42   4.51    3.57   3.11    2.96
        First Prin Pay     Oct08   Apr08  Apr08   Apr08  May08
        Last Prin Pay      Jun20   Jan15  Jan12   Feb10  Nov08
       ---------------------------------------------------------

-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.